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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 11, 2003


                           BLUE RIVER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


           Indiana                      0-24501                  35-2016637
 ----------------------------       ----------------         -------------------
 (State or other jurisdiction       (Commission File           (IRS Employer
       of incorporation)                Number)              Identification No.)


      29 East Washington Street
         Shelbyville, Indiana                                     46176
         --------------------                                     -----
 (Address of Principal Executive Offices)                       Zip Code


                                 (317) 398-9721
              ---------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On November 11, 2003, Blue River Bancshares, Inc. issued a press release concerning the closing of the exercise period on its previously announced offering of rights exercisable for $4,500,000 in common stock. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         99.1     Press Release, dated November 11, 2003.



                                     * * * *




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   BLUE RIVER BANCSHARES, INC.
                                                   (Registrant)


Date:  November 11, 2003                           By: /s/ Lawrence T. Toombs
                                                       -------------------------
                                                       Lawrence T. Toombs,
                                                       President

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                                INDEX TO EXHIBITS


Exhibit No.                     Description

99.1                            Press Release, dated November 11, 2003



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